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                                                                   EXHIBIT 10.36

                                    NEW LEASE

                                    ARTICLE 1

                                 Reference Data


        1.1     Subjects Referred To

        Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1.

        Date of this Lease:                  February 22 , 1993



        Building Two level building containing approximately 101,031 square feet of floor area, as described in Exhibit A hereto.



        Premises:                      The Premises shall consist of the
                                       Building and the (acre/square foot)
                                       parcel of land on which the Building is
                                       situated, such parcel of land being
                                       described in Exhibit A hereto.



                Phase One:             The portion of the Building
                Space:                 containing 52,223 square feet of floor
                                       area, being shown on Exhibit A-1 hereto.

                Phase Two
                Space: The remainder of the Building containing 48,808 square feet of floor area, being shown on Exhibit A-2 hereto.



        Landlord:                      495 Littleton Associates



        Original Notice Address
        of Landlord:                   c/o Nordblom Company
                                       31 Third Avenue
                                       Burlington, MA 01803



Landlord's Construction Representative: Steve Logan


Tenant:                                Xyplex, Inc.

Original Notice Address


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        of Tenant:                     Xyplex, 330 Codman Hill Road, Boxborough,
                                       MA 01719 Attn: Mr. Robert F. Hoefer

        Tenant's Construction
        Representative.                Vicki Baraiolo

        Term:                          The period terminating on October 1, 1998



        Commencement Date:             The earlier of (x) sixty (60) days after
                                       the Date of this Lease or (y) the date
                                       Tenant occupies the Premises

        Phase Two
        Commencement Date:             The earlier of (x) the date that Tenant
                                       occupies the entirety of the Phase Two
                                       Space, or (y) October 1, 1995

        Annual Fixed Rent Rate:        $214,114.30 until the Phase Two
                                       Commencement Date and thereafter
                                       $433,750.30 unless the Phase Two
                                       Commencement Date occurs on or before
                                       October 1, 1993, in which event the
                                       Annual Fixed Rent Rate shall be
                                       $414,227.10 after the Phase Two
                                       Commencement Date.

        Monthly Fixed Rent Rate:       $17,842.86 until the Phase Two
                                       Commencement Date and thereafter
                                       $36,145.86 unless the Phase Two
                                       Commencement Date occurs on or before
                                       October 1, 1993, in which event the
                                       Monthly Fixed Rent Rate shall be
                                       $34,518.93 after the Phase Two
                                       Commencement Date.

        Tenant's Percentage:

                Commencement Date through the day before the Phase Two Commencement Date:

                                       The ratio of the Rentable Floor Area of
                                       the portion of the Building occupied by
                                       Tenant, from time to time, to the total
                                       rentable area of the Building, which
                                       shall, in no event, be less than 51.69%.

                Phase Two Commencement Date through October 1, 1998:


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                                       100%

        Security Deposit:              $17,842.86

        Additional Security
        Deposit: $18,303.01, unless the Phase Two Commencement Date occurs on or before October 1, 1993, in which event the Additional Security Deposit shall be $16,676.07



        Permitted Uses:                General office, research and development,
                                       light assembly, testing, light
                                       manufacturing, and warehousing of
                                       Tenant's products

        Liability Insurance Limits:

                                       $1,000,000 per person
                                       $5,000,000 general aggregate

        1.2 Exhibits.

        The Exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as a part of this Lease.

        EXHIBIT       A.       Description of Premises
        EXHIBIT       A-1.     Plan showing the Phase One Space
        EXHIBIT       A-2.     Plan showing the Phase Two Space
        EXHIBIT       B.       Description of Landlord's Work
        EXHIBIT       B-1.     Description of Tenant's Work
        EXHIBIT       C.       Plan showing Additional Premises

        1.3 Table of Articles and Sections.

ARTICLE I - Reference Data

1.1   Subjects Referred To ....................................................1

1.2   Exhibits ................................................................3

1.3   Table of Articles and Sections ..........................................3

ARTICLE 2 - Premises and Term

2.1   Premises ................................................................6

2.2   Term ....................................................................6


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2.3   Extension Option.........................................................6

2.4   Tenant's Right of First Offer............................................8

ARTICLE 3 - Improvements

3.1   Condition of Premises...................................................11

3.2   Pre-Commencement Work by Tenant.........................................11

3.3   Construction Representatives............................................12

ARTICLE 4 - Rent

4.1   The Fixed Rent..........................................................12

4.2   Additional Rent.........................................................14

       4.2.1  Real Estate Taxes...............................................14
       4.2.2  Betterment Assessments..........................................16
       4.2.3  Tax Fund Payments...............................................17
       4.2.4  Operating Costs.................................................18
       4.2.5  Insurance.......................................................20
       4.2.6  Utilities.......................................................23

4.3   Late Payment of Rent....................................................24

4.4   Security Deposit........................................................24

ARTICLE 5 - Landlord's Covenants

5.1   Affirmative Covenants...................................................26

       5.1.1 Repairs..........................................................26
       5.1.2 Insurance........................................................26

ARTICLE 6 - Tenant's-Additional Covenants

6.1   Affirmative Covenants...................................................28

       6.1.1  Perform Obligations.............................................28
       6.1.2  Use.............................................................29
       6.1.3  Repair and Maintenance..........................................29
       6.1.4  compliance with Law.............................................30
       6.1.5  Indemnification.................................................31
       6.1.6  Landlord's Right to-Enter.......................................32
       6.1.7  Personal Property at Tenant's Risk..............................32
       6.1.8  Payment of Landlord's Cost of Enforcement.......................32
       6.1.9  Yield-Up........................................................33
       6.1.10 Estoppel Certificate............................................34


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6.2   Negative Covenants......................................................35

       6.2.1  Assignment and Subletting.......................................35
       6.2.2  Overloading and Nuisance........................................39
       6.2.3  Hazardous Wastes and Materials..................................39
       6.2.4  Installation, Alterations or Additions..........................42
       6.2.5  Abandonment.....................................................44
       6.2.6  Signs...........................................................44
       6.2.7  Parking and Storage.............................................44

ARTICLE 7A  - Casualty

7A.1. Termination.............................................................45
7A.2  Restoration.............................................................45

ARTICLE 7B - CONDEMNATION

7B.1  Termination.............................................................47

7B.2  Restoration.............................................................49

7B.3  Refund and Award........................................................50

7B.4  Divestiture.............................................................50

ARTICLE 8 - Defaults

8.1   Events of Default.......................................................50

8.2   Remedies................................................................52

8.3   Remedies Cumulative.....................................................54

8.4   Landlord's Right to Cure Defaults.......................................54

8.5   Effect of Waivers of Default............................................55

8.6   No Waiver, etc..........................................................55

8.7   No Accord and Satisfaction..............................................55

ARTICLE 9 - Rights of Mortgage Holders

9.1 Rights of Mortgage Holders................................................56

9.2 Lease Superior or Subordinate to Mortgages................................57

ARTICLE 10 - Miscellaneous Provisions

10.1 Notices From One Party to the Other......................................59


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10.2 Quiet Enjoyment..........................................................59

10.3 Lease Not to be Recorded.................................................60

10.4  Limitation of Landlord's Liability......................................60

10.5  Acts of God.............................................................61

10.6  Landlord's Default......................................................62

10.7  Brokerage...............................................................62

10.8  Landlord's Warranties...................................................63

10.9  Applicable Law and Construction.........................................64



                                    ARTICLE 2

                                Premises and Term



        2.1 Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises. The cafeteria equipment and the energy management system presently installed in the Building are part of the Premises.

        2.2 Term. TO HAVE AND TO HOLD for a term (the "original term") beginning on the Commencement Date and continuing for the Term, unless sooner terminated as hereinafter provided.

        2.3 Extension Option. Tenant shall have the right to extend the term of this Lease for two additional periods of three years each, each such period to begin immediately upon the expiration of the then current term of this Lease (the "extended terms"). All of the terms, covenants and provisions of this Lease shall apply to each such extended term except that the


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Annual Fixed Rent Rate for each such extension period shall be equal to ninety-five (95%) percent of the market rate at the beginning of such extended term. If Tenant shall elect to exercise either of the aforesaid options, it shall do so by giving Landlord notice in Writing of its intention to do so not later than six (6) months prior to the expiration of the then current term of this Lease. If Tenant gives such notice, the extension of this Lease shall be automatically effected without the execution of any additional documents. The original term and the extended terms are hereinafter collectively called the "term".

        If the parties cannot agree upon the market rate, then the market rate shall be submitted to arbitration as follows: market rate shall be determined by impartial appraisers, one to be chosen by the Landlord, one to be chosen by Tenant, and a third to be selected, if necessary, as below provided. The unanimous written decision of the two first chosen, without selection and participation of a third appraiser, or otherwise, the written decision of a majority of three appraisers chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen appraiser within ten (10) days following the call for arbitration and, unless such two appraisers shall have reached a unanimous decision within thirty (30) days after their designation, they shall so notify the then President of the Boston Bar Association and request him to select an impartial


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third appraiser, to determine market rate as herein defined. Such third appraiser and the first two chosen shall hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. Any appraiser chosen or selected shall have had experience dealing with like types of properties, and shall be a member of M.A.I. (or successor professional organization). Landlord and Tenant shall share equally the expense of the third appraiser (if any). If the dispute between the parties as to a market rate has not been resolved before the commencement of Tenant's obligation to pay Fixed Rent based upon such market rate, then Tenant shall pay Fixed Rent under the Lease based upon the current rate until either the agreement of the parties as to the market rate, or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of Fixed Rent to Landlord, or Landlord shall refund any overpayment of Fixed Rent to Tenant.

        In any event, the Annual Fixed Rent Rate for each extended term shall not be less than the Annual Fixed Rent Rate for the last year of the prior term of this Lease.

        2.4     Tenant's Right of First Offer

        Tenant, during the original term of this Lease, shall have the following right to lease the building known as 305 Foster Street containing 81,128 square feet of floor area, substantially as shown on Exhibit C hereto ("Additional Premises"), provided that Xyplex, Inc. occupies the Phase One Space and is not in


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default hereunder beyond any applicable grace period at the time of exercise of such right:

        A. Should Landlord make a specific, written proposal with respect to the Additional Premises or a portion thereof to a prospective tenant, other than the then tenant thereof, or receive such a proposal, other than from the then tenant thereof, which Landlord intends to accept, Landlord shall simultaneously give Tenant notice that such proposal is being made or has been received, and if the proposal is for less than the entire Additional Premises, the notice shall specify which portion of the Additional Premises is the subject of the proposal.

        B. Tenant shall have until the later of (a) December 1, 1993 or (b) fifteen (15) business days following the receipt of Landlord's notice to exercise its right to lease the entire Additional Premises, or, at Tenant's election, the portion thereof that is the subject of such proposal.

        C. Upon the exercise of the foregoing right, Landlord and Tenant shall both negotiate in good faith a lease agreement acceptable to both parties, which lease agreement shall contain a market fixed rent rate. If the parties can not agree upon such market rate, the market rate shall be submitted to arbitration in the manner provided in Section 2.3.

        D. If Landlord and Tenant enter into a lease for a portion of the Additional Premises, then, with respect to a notice from Landlord pursuant to subparagraph A with respect to the remaining portion, Tenant shall have until the later of (a) six months from


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receipt of Landlord's notice to Tenant with respect to the portion leased by
Tenant or (b) fifteen (15) business days following the receipt of Landlord's notice with respect to the remaining portion, to exercise its right to lease the remaining portion.

        E. If Tenant does not give written notice to Landlord that it is exercising its right to lease the Additional Premises or a portion thereof within the period set forth in subparagraph B or D above, as the case may be, Landlord may proceed to lease the Additional Premises or the portion thereof, to the prospective tenant. If Landlord does not enter into such a lease with the prospective tenant within six (6) months of Tenant's receipt of Landlord's notice or if prior to the expiration of such six (6) month period Landlord makes a proposal to, or receives a proposal it intends to accept from, another prospective tenant, then Landlord shall again be obligated to give notice pursuant to subparagraph A and Tenant shall have the right, in the manner set forth in this Section 2.4, to lease the Additional Premises.

        F. If Landlord enters into a lease ("Subsequent Lease") for the Additional Premises, then Landlord shall, after the expiration of the term of the Subsequent Lease, again be obligated to give notice pursuant to subparagraph A and Tenant shall have the right, in the manner set forth in this Section 2.4 (except that clause (b) of subparagraph D shall not be applicable), to lease the Additional Premises.


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                                    ARTICLE 3

                                  Improvements


        3.1 Condition of Premises. Tenant shall lease the Premises "as-is", in the condition in which the Premises are in as of the Commencement Date, without any obligation on the part of Landlord to prepare or construct the Premises for Tenant's occupancy, but subject to Landlord's obligations as provided in subparagraph (a) of the third grammatical paragraph of subsection 4.2.4, with respect to latent defects, and except that, prior to the Commencement Date, Landlord shall perform the work specified in Exhibit B. Landlord shall undertake to minimize interference with Tenant's pre commencement work, but should such Landlord's work interfere with Tenant's work, the Commencement Date shall be extended by the number of days by which Tenant's work was delayed by such interference.

        3.2 Pre-Commencement Work by Tenant. Tenant agrees that it will, proceeding with all reasonable dispatch from the time the Lease is fully executed by Landlord and Tenant perform any work to be done by Tenant so as to ready the Premises for occupancy (including, without limitation, the work specified in Exhibit B1), provided that no other work shall be done or fixtures or equipment installed by Tenant except with the written approval of Landlord, which approval shall not be unreasonably withheld or delayed. All such work shall be done in accordance with, and Tenant shall comply with, and Landlord shall cooperate with


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Tenant in accordance with, the provisions of Section 6.2.4 hereof. During the period of occupancy of the Premises by Tenant prior to the Commencement Date, no rent shall accrue or be payable but otherwise such occupancy shall be subject to all the terms, covenants and conditions contained in this Lease. Tenant agrees to employ for such work one or more responsible contractors whose labor will work without interference with other labor working on the Premises and to cause such contractors employed by Tenant to carry Workmen's Compensation Insurance in accordance with statutory requirements and Comprehensive Public Liability Insurance covering such contractors on or about the Premises in amounts at least equal to the limits set forth in Section 1.1 and to submit certificates evidencing such coverage to Landlord prior to the commencement of such work.

        3.3 Construction Representatives. Each party authorizes the other to rely in connection with plans and construction upon approval and other actions on the party's behalf by any Construction Representative of the party named in
Section 1.1 or any person hereafter designated in substitution or addition by notice to the party relying.

                                    ARTICLE 4

                                      Rent

        4.1 The Fixed Rent. A. Tenant covenants and agrees to pay Fixed Rent to Landlord at the Original Notice Address of Landlord or at such other place or to such other person or entity as


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Landlord may by notice in writing to Tenant from time to time direct, at the
Annual Fixed Rent Rate, in equal installments at the Monthly Fixed Rent Rate (which is 1/12th of the Annual Fixed Rent Rate), in advance, on the first day of each calendar month included in the term; and for any portion of a calendar month at the beginning or end of the term, at that rate payable in advance for such portion.

        B. The parties acknowledge that Tenant intends to occupy the Phase One Space on the Commencement Date and to occupy the Phase Two Space on or before October 1, 1995. The parties further acknowledge that Tenant shall have the right, prior to October 1, 1995, to occupy the Phase Two Space in increments, the first increment of which shall be at least 25,000 square feet of floor area or more, and the second such increment of which shall be the remainder of the Phase Two Space. In the event that Tenant elects to so occupy such portion of the Phase Two Space prior to the Phase Two Commencement Date, then the Annual Fixed Rent Rate for the period from the date that Tenant occupies such portion of the Phase Two Space through the Phase Two Commencement Date shall be increased by the product of (x) $4.50 multiplied by (y) the number of square feet of the floor area of the Phase Two Space occupied by Tenant (e.g., if Tenant occupies 25,000 square feet of floor area of the Phase Two Space on September 1, 1993, then the Annual Fixed Rent Rate as of September 1, 1993 shall be increased from $214,114.30 to $326,614.30).


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        C.      In the event that Tenant desires to occupy the entirety of the
Phase Two Space on or before October 1, 1993, Tenant shall so notify Landlord in writing on or before October 1, 1993. If Tenant fails timely to so notify Landlord, then, notwithstanding anything to the contrary in Article I of the Lease, the Annual Fixed Rent Rate after the Phase Two Commencement Date shall be $433,750.30.

        4.2 Additional Rent. In order that the Fixed Rent shall be absolutely net to Landlord, Tenant covenants and agrees to pay, as Additional Rent, taxes, betterment assessments, operating costs, insurance costs, and utility charges with respect to the portion of Premises occupied by Tenant as provided in this Section 4.2 as follows:

                4.2.1 Real Estate Taxes. Tenant shall pay to Landlord Tenant's Percentage of all taxes levied or assessed by, or becoming payable to the municipality or any governmental authority having jurisdiction of the Premises, for or in respect of the Premises or which may become a lien on the Premises, for each tax period partially or wholly included in the term, such payments to be made to Landlord in the manner provided in Subsection 4.2.3 of this Section
4.2. For any fraction of a tax period included in the term at the beginning or end thereof, Tenant shall pay to Landlord the fraction of taxes so levied or assessed or becoming payable which is allocable to such included period. Tenant may prosecute appropriate proceedings for abatement or reduction of any tax with respect to which Tenant is


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required to make payments as hereinbefore provided, such proceedings to be conducted jointly with Landlord, if Landlord has contributed to the payment of such taxes, and Tenant agrees to save Landlord harmless from all costs and expenses incurred on account of Tenant's participation in such proceedings. Landlord, without obligating itself to incur any costs or expenses in connection with such proceedings, shall cooperate with Tenant with respect to such proceedings so far as reasonably necessary. Any abatement or reduction effected by such proceedings shall accrue to the benefit of Tenant and Landlord and such other parties as their interests may appear according to their respective contributions to the taxes involved in any such proceedings. Nothing contained in this Lease shall, however, require Tenant to pay any franchise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, profits or revenue tax or charge upon the rent payable by Tenant under this Lease; provided, however, that if, at any time during the term hereof, the present system of ad valorem taxation of real property shall be changed so that in lieu of, or in addition to, the whole or any part thereof there shall be assessed on Landlord a capital levy or other tax on the Fixed Rent, Additional Rentals or other charges payable by Tenant hereunder, or if there shall be assessed on Landlord a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge measured by or based, in whole or in part, upon the Fixed


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Rentals, Additional Rents or other charges payable by Tenant hereunder, then any and all of such taxes, assessments, levies or charges, to the extent that the same would be payable if the Premises were the only property of Landlord subject to same, and if the income from the Premises were the only taxable income of Landlord during the year in question, shall be deemed to be included in the taxes to be paid by Tenant pursuant to this subsection 4.2.1. Landlord represents that the Premises were assessed for the fiscal tax year ending Jane 30, 1993, as completed and fully occupied.

                4.2.2 Betterment Assessments. Tenant shall pay to Landlord Tenant's Percentage of each installment of all public, special or betterment assessments levied or assessed by or becoming payable to any municipality or other governmental authority having jurisdiction of the Premises, for or in respect of the Premises for each installment period partially or wholly included in the term, such payments to be made to Landlord in the manner provided in Subsection 4.2.3 of this Section 4.2. For any fraction of an installment period included in the term at the beginning or end thereof, Tenant shall pay to Landlord the fraction of such installment allocable to such included period. Tenant may prosecute appropriate proceedings to contest the validity or amount of any assessment with respect to which Tenant is required to make payments as hereinbefore provided, such proceedings to be conducted jointly with Landlord, if Landlord has contributed to the payment of such assessments, and Tenant


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agrees to save Landlord harmless from all costs and expenses incurred on account of Tenant's participation in such proceedings. Landlord, without obligating itself to incur any costs or expenses in connection with such proceedings, shall cooperate with Tenant with respect to such proceedings so far as reasonably necessary. Landlord shall promptly furnish to Tenant a copy of any notice of public, special or betterment assessment received by Landlord concerning the Premises. Landlord represents that there are no betterment assessment applicable to the Premises as of the Date of this Lease.

                4.2.3 Tax Fund Payments. Tenant shall, as Additional Rent, on the first day of each month of the term, make tax fund payments to Landlord. "Tax fund payments" refer to payments to provide in the aggregate a fund adequate to pay Tenant's Percentage of all taxes and assessments referred to in subsection 4.2.1 and 4.2.2 of this Section 4.2 when they become due and payable and all such payments shall, to the extent thereof, relieve Tenant of its obligations under said subsections. Such payments shall be based upon the taxes and assessments for the previous tax period, until such time as the actual taxes and assessments for the current tax period are known, at which time appropriate adjustments shall be made. If the aggregate of said tax fund payments is not adequate to pay all said taxes and assessments, Tenant shall pay to Landlord the amount by which such aggregate is less than the amount equal to Tenant' Percentage of all of said taxes and assessments, such payment to


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be made within ten (10) days after receipt by Tenant of notice from Landlord of such amount, except that if the due date for payment by Landlord of such taxes is less than thirty (30) days from receipt of such notice, such payment by Tenant shall be made by the later of (i) ten (10) days prior to such due date or
(ii) ten (10) days after receipt of Landlord's notice. If Tenant shall have made the aforesaid payments, Landlord shall on or before the last day on which the same may be paid without interest or penalty, pay to the proper authority charged with the collection thereof all taxes and assessments referred to in said subsections 4.2.1 and 4.2.2 and furnish Tenant" upon request, reasonable evidence of such payment. Any balance remaining after such payment by Landlord shall be credited against the next accruing payments to be made by Tenant pursuant to this subsection 4.2.3.

                4.2.4 Operating Costs. Subject to the immediately following sentence, Tenant shall pay to Landlord Tenant's Percentage of Operating Costs (as hereinafter defined) incurred BY Landlord in any calendar year. Tenant shall remit to Landlord, on the first day of each calendar month, estimated payments on account of Operating Costs, such monthly amounts to be sufficient to provide Landlord, BY the end of the calendar year, a sum equal to the Operating Costs, as reasonably estimated BY Landlord from time to time. If, at the expiration of the year in respect of which monthly installments of Operating Costs shall have been made as aforesaid, the total of such monthly


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remittances is greater than the actual Operating Costs for such year, Landlord shall promptly pay to Tenant, or credit against the next accruing payments to be made by Tenant pursuant to this subsection 4.2.4, the difference; if the total of such remittances is less than the Operating Costs for such year, Tenant shall pay the difference to Landlord within twenty (20) days from the date Landlord shall furnish to Tenant an itemized statement of such Operating Costs, prepared and computed in accordance with generally accepted accounting principles.

        Any reimbursement for Operating Costs due and payable by Tenant with respect to periods of less than twelve (12) months shall be equitably prorated.

        The term "Operating Costs" shall mean:

        (a) all costs incurred by Landlord in performing maintenance and making repairs and replacements pursuant to subsection 5.1.1 (but excluding (i) any costs incurred during the first year following the Commencement Date applicable to the Phase One or Phase Two Space, as the case may be, with respect to latent defects in such Space requiring replacement and (ii) any costs incurred during the term, with respect to repairs and replacements of the foundation or structural walls);

        (b) all costs of any insurance carried by Landlord pursuant to subsection 5.1.2; and

        (c) payments under all service contracts relating to matters referred to in Items (a) through (b) hereof.


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        If, during the term of this Lease, Landlord shall replace any capital items or make any capital expenditures in connection with repair or replacement of the roof or the exterior walls (collectively called "capital expenditures") and such capital expenditures are not occasioned by any act or negligence of Tenant, its employees, customers, suppliers, contractors, and the like, the total amount of such capital expenditures shall not be included in Operating Costs for the calendar year in which they are made, but there shall nevertheless be included -in Operating Costs for each calendar year in which and after such capital expenditure is made the annual charge-off of such capital expenditure. (Annual charge-off shall be determined by (i) dividing the original cost of the capital expenditure by the number of years of useful life thereof [The useful life shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item.]; and (ii) adding to such quotient an interest factor computed on the unamortized balance of such capital expenditure based upon the interest rate then being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Building is located.)

        4.2.5 Insurance. Tenant shall, at its expense, as Additional Rent, take out and maintain throughout the term the following insurance protecting
Landlord:


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                        4.2.5.1 Comprehensive general liability insurance naming
Tenant as insured and Landlord and Landlord's managing agent and any mortgagee of which Tenant has been given notice as additional insureds and indemnifying the parties so named against all claims and demands for death or any injury to person or damage to property which may be claimed to have occurred on the Premises or, if arising from Tenant's use of the Premises, on any property, streets or ways adjoining the Premises, in amounts which shall, at the beginning of the term, be at least equal to the limits set forth in Section 1.1, and, which, from time to time during the term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes; and workmen's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises.

                        4.2.5.2 Fire insurance with the usual extended coverage endorsements covering all Tenant's furniture, furnishings, fixtures and equipment, and any other contents or improvements not covered by the insurance to be maintained under subsection 5.1.3.1.

                        4.2.5.3 All such policies shall be obtained from responsible companies qualified to do business and in good standing in Massachusetts, which companies and the amount of insurance allocated thereto shall be subject to Landlord's reasonable approval. Tenant agrees to furnish Landlord with certificates evidencing all such insurance prior to the beginning of the term hereof and evidencing renewal thereof at least thirty (30) days prior to the expiration of any such policy. Each such policy shall be non-cancelable with respect to the interest of Landlord without at least ten (10) days' prior written notice thereto. Provision for any such insurance may be by a blanket insurance policy, provided the policy shall allocate the amounts of coverage to the Premises required by this Lease.

                        4.2.5.4 All insurance which is carried by-either party with respect to the Building, Premises or to furniture, furnishings, fixtures or equipment therein or alterations or improvements thereto, whether or not requited, shall include provisions which either designate the other party as an additional insured or deny to the insurer acquisition by subrogation of rights of recovery against the other party to the extent such rights have been waived by the insured party prior to occurrence of loss or injury, insofar as, and to the extent that, such provisions may be effective without making it impossible to obtain insurance coverage from responsible companies qualified to do business in the state in which the Premises are located (even though extra premium may result therefrom). In the event that extra premium is payable by either party as a result of this provision, the other party shall reimburse the party paying such premium the amount of such extra premium. If at the request of one party, this non-subrogation provision is waived, then the obligation of reimbursement shall cease for such period of time as such waiver shall be effective, but nothing contained in this subsection shall derogate from or otherwise affect releases elsewhere herein contained of either party for claims. Each party shall be entitled to have certificates of any policies containing such provisions. Each party hereby waives all rights of recovery against the other for loss or injury against which the waiving party is protected by insurance containing said provisions, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance. Tenant shall not acquire as additional insured under any insurance carried on the Premises any right to participate in the adjustment of loss or to receive insurance proceeds and agrees upon request promptly to endorse and deliver to Landlord any checks or other instruments in payment of loss in which Tenant is named as payee.

                4.2.6 Utilities. Tenant shall pay directly to the proper authorities charged with the collection thereof all charges for water, sewer, gas, oil, electricity, telephone and other utilities or services used or consumed on the Premises, whether designated as a charge, tax, assessment, fee or otherwise, including, without limitation, water and sewer use charges and taxes, if any, all such charges to be paid as the same from time to time become due. It is understood and agreed that Tenant shall make its own arrangements for the installation or provision of all such utilities and that Landlord shall be under no obligation to furnish any utilities to the Premises and shall not be liable for any interruption or failure in the supply of any such utilities to the Premises. However, in each instance of failure or interruption resulting from Landlord's failure to perform its obligations which renders the Premises or a material portion thereof untenantable, continues for a period in excess of ninety (90) days, and is not caused by either the act or negligence of Tenant, Tenant shall have the right to terminate this Lease by giving written notice of such termination to Landlord, effective at the expiration of ten (10) days from the giving of such notice; provided, however, that such termination shall be rendered ineffective if, prior to expiration of such ten (10) day period, such failure or interruption no longer continues.

        4.3 Late Payment of Rent. If any installment of rent is paid more than five (5) days after the date the same was due, and if on a prior occasion in the twelve (12) month period prior to the date such installment was due an installment of rent was paid after the same was due, then Tenant shall pay Landlord a late payment fee equal to five (5%) percent of the overdue payment.

        4.4 Security Deposit. Upon the execution of this Lease, Tenant shall deposit with Landlord the Security Deposit, and on the Phase Two Commencement Date, Tenant shall deposit with Landlord the Additional Security Deposit, both of which Landlord shall deposit in its name in an interest bearing account. Said deposits shall be held by Landlord as security for the faithful performance by Tenant of all the terms of this Lease by said

Tenant to be observed and performed. The security deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the written consent of Landlord and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord. In the event of a foreclosure or a transfer of the Premises, the security deposit shall be transferred to the mortgage holder or transferee.

        If the Fixed Rent or Additional Rent payable hereunder shall be overdue and unpaid or should Landlord make payments on behalf of the Tenant, or Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Fixed Rent, Additional Rent or other sums or loss or damage sustained by Landlord due to such breach on the part of Tenant; and Tenant shall forthwith upon demand restore said security to the original sum deposited. Should Tenant comply with all of said terms and promptly pay all of the rentals as they fall due and all other sums payable by Tenant to Landlord, said deposit and any interest earned thereon shall be returned in full to Tenant at the end of the term.

        In the event of bankruptcy or other creditor-debtor proceedings against Tenant, all securities shall be deemed to be applied first to the payment of rent and other charges due Landlord for all periods prior to the filing of such proceedings.

                                    ARTICLE 5


                              Landlord's Covenants


        5.1     Affirmative Covenants. Landlord covenants with Tenant:

                5.1.1 Repairs. To make such repairs and replacements to the roof, exterior walls (other than doors, windows and glass) and structural elements as may be necessary, and to maintain, and make such replacements (to the extent not provided under the maintenance contracts referred to in subsection 6.1.3) to, the heating, ventilating and air conditioning systems of the Building, as may be necessary. Structural elements, for purposes of this subsection, shall include, but are not limited to, (i) all footings, foundations, floor slabs, columns, girders, mullions, beams, loadbearing and non-loadbearing exterior walls; (ii) all utility lines located outside of the Building up to the interior primary connection points within the interior walls of the Building; (iii) parking lots and areas, exterior lighting, walkways, drives and curbs, and all other improvements on the land outside of the Building; (iv) septic system and any lines associated therewith up to and including the connection for the Building; and (v) exterior facade of the Building.

                5.1.2 Insurance. To take out and maintain throughout the term the following insurance:

                        5.1.2.1 All risk casualty insurance, with endorsement for difference in conditions coverage, debris removal and demolition, in an amount at least equal to the replacement cost of the Building and other improvements on the Premises, as such replacement cost may from time to time be determined by agreement or by appraisal made at Tenant's expense by an accredited insurance appraiser approved by Landlord which may be required by either party whenever three (3) years have elapsed since the last such agreement or appraisal, or alteration or additions have been made. In the event such insurance is to be by a blanket insurance policy, there shall be no reduction of the coverage to be provided pursuant to this subsection 5.1.2.1. At Tenant's request, Landlord shall notify Tenant of any quotations obtained by Landlord with respect to the present costs and the costs of any renewals or replacements of the insurance policies maintained by Landlord from time to time with respect to the Premises. Such notice (the "Premium Notice") shall provide a complete description of the coverages included in such quotation, the period of coverage and the cost of same on an annualized basis. Tenant shall have the right within thirty days after the date of the Premium Notice to submit to Landlord a quotation from a competitive insurance carrier qualified to do business in the Commonwealth of Massachusetts which has substantially the same financial rating as Landlord's insurance carrier (as designated by Best's insurance rating service) and, is at least of a substantially similar size (in terms of total assets) as Landlord's insurance carrier, in which such carrier agrees to provide the same coverage for the same term as described in the Premium Notice at a cost which is less than 90% of the cost set forth in the Premium Notice (the "Tenant's Quotation"). In the event that Tenant fails to provide the Tenant's Quotation within said thirty day period, the Tenant shall be deemed to have waived its rights to submit a competing bid for the insurance premiums paid by Landlord with respect to the Premises in accordance with the Premium Notice for the period of coverage. In the event that Tenant submits the Tenant's Quotation in compliance with all the terms and conditions herein set forth, there shall not be included in Operating Costs the amount by which the insurance premiums paid by Landlord exceed the amount stated in the Tenant's Quotation for the period of coverage.

                        5.1.2.2 Insurance protecting Landlord against abatement or loss of rent in an amount equal to at least all the Fixed Rent and Additional Rent payable for one year under Article 4.


                                    ARTICLE 6

                          Tenant's Additional Covenants

        6.1 Affirmative Covenants. Tenant covenants at all times during the term and for such further time (prior or subsequent thereto) as Tenant occupies the Premises or any part thereof:

                6.1.1 Perform Obligations. To perform promptly all of the obligations of Tenant set forth in this Lease; and to pay when due the Fixed Rent and Additional Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant.

                6.1.2 Use. To use the Premises only for the Permitted Uses, and from time to time to procure all licenses and permits necessary therefor, at Tenant's sole expense. With respect to any licenses or permits for which Tenant may apply, pursuant to this subsection 6.1.2 or any other provision hereof, Tenant shall furnish Landlord copies of applications therefor on or before their submission to the governmental authority.

                6.1.3 Repair and Maintenance. Except as otherwise provided in subsection 5.1.1 and Articles 7A and 7B, to keep the Premises (including, without limitation, the exterior of the Building, all improvements thereon and all heating, plumbing, electrical, air-conditioning, mechanical and other fixtures and equipment now or hereafter on the Premises) in good order, condition and repair and at least as good order, condition and repair as they are in on the Commencement Date or may be put in during the term, reasonable use and wear only excepted; to maintain in good condition all lawns and planted areas and to keep clean and neat and free of snow and ice all surfaced roadways, walks, and parking and loading areas; and to make all repairs and replacements and to do all other work necessary for the foregoing purposes whether the same may be ordinary or extraordinary, foreseen or unforeseen. Tenant shall secure, pay for and keep in force contracts with appropriate and reputable service companies providing for the regular maintenance of the heating and air-conditioning systems and copies of such contracts shall be furnished to Landlord. It is further agreed that the exception of reasonable use and wear shall not apply so as to permit Tenant to keep the Premises in anything less than suitable, tenant like, and efficient and usable condition, or in less than good and tenantlike repair.

                Landlord shall reimburse Tenant for the (a) difference between
(i) the costs (including the portion of the water charges for the Premises which is reasonably allocable to such maintenance) incurred by Tenant for the period prior to the Phase Two Commencement Date, to maintain the lawns and planted areas and (ii) the Tenant's Percentage of such costs, and (b) the costs incurred to heat the portions of the Phase Two Space not occupied by Tenant (calculated based on an annual cost to heat such unoccupied space of $.50 per square foot).

                6.1.4 Compliance with Law. To make all repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority; to keep the Premises equipped with all safety appliances so required; and to comply with the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises, except that Tenant may defer compliance so long as the validity of any such law, ordinance, order or regulation shall be contested by Tenant in good faith and by appropriate legal proceedings, if Tenant first gives Landlord appropriate assurance or security against any loss, cost or expense on account thereof.

                6.1.5 Indemnification. To save Landlord harmless, and to exonerate and indemnify Landlord from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority on account of injury, death, damage or loss to person or property in or upon the Premises arising out of the use or occupancy of the Premises by Tenant or by any person claiming by, through or under Tenant (including, without limitation, all patrons, employees and customers of Tenant), or arising out of any delivery to or service supplied to the Premises, or on account of or based upon anything whatsoever done on the Premises, except to the extent the same was caused by the negligence, fault or willful misconduct of Landlord, its agents, servants, employees or contractors. In respect of all of the foregoing, Tenant shall indemnify Landlord from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon; and, in case of any action or proceeding brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord and at Tenant's expense, shall resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord. Landlord shall endeavor to give Tenant timely notice of claims, and Landlord, without obligating itself to incur any costs or expenses in connection therewith, shall cooperate with Tenant in its investigation and defense.

                6.1.6 Landlord's Right to Enter. Upon reasonable notice from Landlord (except in emergencies) and provided that Landlord undertakes to minimize interference with Tenant's business conducted on the Premises, to permit Landlord and its agents to enter into and examine the Premises at reasonable times and to show the Premises, and to make repairs to the Premises, and, during the last six (6) months prior to the expiration of this Lease, to keep affixed in suitable places notices of availability of the Premises.

                6.1.7 Personal Property at Tenant's Risk. All of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises, shall be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any loss or damage to Tenant or to any other person, for any loss or damage to the extent prohibited by law.

                6.1.8 Payment of Landlord's Cost of Enforcement. To pay on demand Landlord's expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of Tenant under this Lease or in curing any default by Tenant under this Lease as provided in Section 8.4.

                6.1.9 Yield Up. At the expiration of the term or earlier termination of this Lease: to surrender all keys to the Premises; to remove all of its trade fixtures and personal property in the Premises; to remove such installations made by it as Landlord may request and all Tenant's signs wherever located; to repair all damage caused by such removal and to yield up the Premises (including all installations and improvements made by Tenant except for trade fixtures and such of said installations or improvements as Landlord shall request Tenant to remove), broomclean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease. Tenant, at the time of making any installation, may request in writing Landlord's permission to leave such installation in the Premises, and if Landlord grants permission, then, notwithstanding the foregoing provisions of this subsection 6.1.9, Landlord may not request removal of such installation. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises and for use and occupancy during the period after the expiration of the term and prior to its performance of its obligations under this subsection 6.1.9. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure and delay in excess of thirty (30) days in surrendering the Premises as above provided.

                If the Tenant remains in the Premises beyond the expiration or earlier termination of this Lease, such holding over shall be without right and shall not be deemed to create any tenancy, but the Tenant shall be a tenant at sufferance only at a daily rate of rent equal to one and 5/10ths (1.5) times the rent and other charges in effect under this Lease as of the day prior to the date of expiration of this Lease.

                Tenant's trade fixtures and personal property (collectively called "Tenant's Property") however installed or located on the Premises shall be and remain the property of the Tenant and may be removed at any time and from time to time during the term. Tenant shall repair any damage caused by such removal or installation. In no event (including a default under this Lease) shall Landlord have any lien or other security interest in any of Tenant's Property located in the Premises or elsewhere, and Landlord hereby expressly waives and releases any such lien or other security interest however created or arising. Tenant's failure at the end of the term of the Lease to remove all or any part of its property shall not constitute a holding over by Tenant nor be an extension of the term of the Lease.

                6.1.10 Estoppel, Certificate. Upon not less than fifteen (15) days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), and the dates to which the Fixed Rent and Additional Rent and other charges have been paid. Any such statement delivered pursuant to this subsection
6.1.10 may be relied upon by any prospective purchaser or mortgagee of the Premises, or any prospective assignee of such mortgage. Upon not less than fifteen (15) days prior written request by Tenant, Landlord agrees to execute, acknowledge and deliver to Tenant a similar estoppel certificate, including a statement as to whether Tenant is in default, in a form reasonably acceptable to Landlord. Tenant shall also deliver to Landlord such publicly available financial information as may be reasonably required by Landlord to be provided to any mortgagee or prospective purchaser of the Premises.

        6.2 Negative Covenants. Tenant covenants at all times during the term and such further time (prior or subsequent thereto) as Tenant occupies the Premises or any part thereof:

                6.2.1 Assignment and Subletting. Not to assign, transfer, mortgage or pledge this Lease or to sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the Premises or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the occupancy of the Premises by anyone other than Tenant without the prior written consent of Landlord. In the event Tenant desires to assign this Lease or sublet, in any one instance, fifty (50%) percent or more of the Premises, Tenant shall notify Landlord in writing of Tenant's intent to so assign this Lease or sublet the Premises and the proposed effective date of such subletting or assignment, and shall request in such notification that Landlord consent thereto. Landlord may terminate this Lease in the case of a proposed assignment, or suspend this Lease pro tanto for the period and with respect to the space involved in the case of a proposed subletting, by giving written notice of termination or suspension to Tenant within fifteen (15) business days following receipt by Landlord of Tenant's request, with such termination or suspension to be effective as of the effective date of such assignment or subletting. If Landlord does not so terminate or suspend within such fifteen (15) business day period, Landlord shall be deemed not to have terminated or suspended and Landlord's consent shall not be unreasonably withheld to an assignment or subletting during the term of this Lease, provided that the assignee or subtenant shall use the Premises only for the Permitted Uses. Such consent shall be deemed granted if Landlord does notify Tenant it is withholding consent within fifteen (15) business days following the date Landlord is deemed not to have terminated or suspended. Tenant shall, as Additional Rent, reimburse Landlord promptly for Landlord's reasonable legal expenses incurred in connection with any request by Tenant for such consent. No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the obligation to obtain the Landlord's written approval in the case of any other subletting or assignment. With respect to any assignment or sublease during the original term of this Lease, such assignment shall not include the right granted to Tenant under Section 2.3 hereinabove to extend the term, and such sublease shall be for a term expiring no later than the expiration of the original term of this Lease. Notwithstanding anything to the contrary herein contained, but subject to the sixth (6th) sentence of this Subsection 6.2.1, Tenant shall have the right, upon 30 days' prior written notice to Landlord and without Landlord's consent, to assign this Lease or sublet the Premises to: (i) an affiliate of Tenant, (ii) a subsidiary of Tenant, or (iii) any entity resulting from the merger, consolidation or sale of all or substantially all of the assets of Tenant.

        In the event Tenant desires to sublet less than fifty (50%) percent of the Premises, Tenant shall notify Landlord in writing of Tenant's intent to so sublet such portion of the Premises and the proposed effective date of such subletting and shall request in such notification that Landlord consent thereto. Landlord agrees that its consent to such proposed subletting shall not be unreasonably withheld or delayed. If for any sublease so consented to by Landlord hereunder Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of such rent fairly allocable to the part, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, and after deduction for reasonable expenses of Tenant in connection with the assignment or sublease, Tenant shall pay to Landlord as additional rent fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

        If, at any time during the term of this Lease, Tenant is:

                (i) a corporation or a trust (whether or not having shares of beneficial interest) and there shall occur any change in the identity of any of the persons then having power to participate in the election or appointment- of the directors, trustees or other persons exercising like functions and managing the affairs of Tenant; or

                (ii) a partnership or association or otherwise to a natural person (and is not a corporation or a trust) and there shall occur any change in the identity of any of the persons who then are members of such partnership or association or who comprise Tenant; Tenant shall so notify Landlord and (whether or not Tenant so notifies Landlord) Landlord may terminate this Lease by notice to Tenant given within ninety (90) days thereafter. This paragraph shall not apply if the initial Tenant named herein is a corporation and the outstanding voting stock thereof is listed on a recognized securities exchange and shall not apply to an assignment or subletting not requiring Landlord's consent as provided in the eighth (8th) sentence of this subsection 6.2.1.

                6.2.2 Overloading and Nuisance. Not to injure, overload, deface or otherwise harm the Premises; nor commit any nuisance; nor permit the emission of any noise or odor; nor make, allow or suffer any waste; nor make any use of the Premises which is contrary to any law or ordinance or which will invalidate any of Landlord's insurance; nor conduct any auction, fire, "going out of business" or bankruptcy sales.

                6.2.3 Hazardous Wastes and Materials. Not to dispose of any Hazardous Substance on the Premises, or into any of the plumbing, sewage, or drainage systems thereon, and to indemnify and save Landlord harmless from all claims, liability, loss or damage arising on account of the use or disposal by Tenant (or any person claiming by, through or under Tenant, including, without limitation, all patrons, employees, suppliers and customers of Tenant), including, without limitation, liability under Applicable Law, or damage to any of the aforesaid systems. Tenant shall comply with all governmental reporting requirements with respect to Hazardous Substances, and shall deliver to Landlord copies of all reports filed with governmental authorities.

        "Hazardous Substance", for purposes of this subsection 6.2.3, means any substance, waste or material which is deemed hazardous, toxic, a pollutant or contaminant, under any Federal, State or local statute, law, ordinance, rule, regulation, or judicial or administrative order or decision, now or hereafter in effect. "Hazardous Substance on the Premises" means any hazardous substance present in or on the Premises including, without limitation, in or on the surface or beneath the Premises, the surface water or groundwater, and in or on any improvement or part thereof at or beneath the surface of the Premises. "Applicable Law" shall mean all Federal, State and local statutes, laws, ordinances, rules and regulations and judicial and administrative orders, rulings and decisions that are applicable now or in the future to the Premises or any portion thereof or to any activity which shall take place thereon.

        Landlord represents and warrants that it has never generated, stored, disposed of or otherwise handled any Hazardous Substance on the Premises contrary to Applicable Law and Landlord shall not generate, store, dispose of or otherwise handle and Hazardous Substance on the Premises contrary to Applicable Law. Landlord, to the best of its knowledge, is not aware of the generation, storage, disposal or other handling of any Hazardous Substance on the Premises by anyone else contrary to Applicable Law. Landlord, to the best of its knowledge, also is not aware of the presence of any Hazardous Substance on the Premises which may require remedial action or cleanup under Applicable Law or which may pose a threat to human health or the environment.

        Landlord warrants and represents that:

                (i)     there are no underground storage tanks on the Premises;
                        and

                (ii) there are no transformers or other equipment on the Premises which contain PCBs, and Landlord shall not bring any such equipment onto the Premises during the term of this Lease.

        Landlord shall defend, indemnify and hold harmless Tenant from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, fines and expenses, including without limitation attorneys' fees, consultants' fees, and clean-up costs, arising out of the generation, storage, treatment, handling, transportation, disposal or release by Landlord of any Hazardous Substance at or near the Premises, or arising out of any violations) by Landlord of any Applicable Law regarding Hazardous Substances, and any clean-up costs on the Premises arising out of the presence of a Hazardous Substance which Tenant proves was not generated, disposed or released by Tenant (or any person claiming by, through or under Tenant, including, without limitation, all patrons, employees, suppliers and customers of Tenant) shall be the responsibility of Landlord. In the event of the presence of a Hazardous Substance, the costs of which are the Landlord's responsibility pursuant to the foregoing and which poses a threat to human health, if Landlord has not completed remediation within ninety (90) days of the governmental determination of the appropriate remediation with respect to such threat, Tenant shall have the right to terminate this Lease by giving a written notice for such termination to Landlord, effective at the expiration of ten (10) days from the giving of such notice, provided however that such termination shall be rendered ineffective if, prior to expiration of such ten (10) day period, such remediation is completed.

                6.2.4 Installation, Alterations or Additions. Not to make any installations, alterations or additions in, to or on the Premises (including, without limitation, buildings, lawns, planted areas, walks, roadways, parking and loading areas) nor to permit the making of any holes (other than for hanging pictures and the like) in the walls, partitions, ceilings or floors without on each occasion obtaining the prior written consent of Landlord, (which consent, in the case of nonstructural, interior installations or alterations which do not (i) impair the structural integrity of the Building, (ii) do not-materially adversely affect any of the Building's systems, (iii) reduce its value or (iv) involve penetrations of the roof or exterior walls, shall not be unreasonably withheld or delayed if the work is $10,000 or more in cost, and shall not be required if the work is less than $10,000 in cost, provided that in each instance Tenant furnish Landlord with as built plans upon completion of such work) and then only pursuant to plans and specifications approved by Landlord in advance in each instance; Tenant shall pay promptly when due the entire cost of any work to the Premises undertaken by Tenant so that the Premises shall at all times be free of liens for labor and materials, and, if Tenant's net worth is less than ten million ($10,000,000) dollars, at Landlord's request Tenant shall furnish to Landlord a bond or other security acceptable to Landlord assuring that any work commenced by Tenant will be completed in accordance with the plans and specifications theretofore approved by Landlord and assuring that the Premises will remain free of any mechanics, lien or other encumbrance arising out of such work. In any event, Tenant shall forthwith bond against or discharge any mechanics, liens or other encumbrances that may arise out of such work. Tenant shall procure all necessary licenses and permits at Tenant's sole expense before undertaking such work, and Landlord, without obligating itself to incur any costs or expenses in connection therewith, shall cooperate with Tenant in such procurement so far as reasonably necessary. All such work shall be done in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws. Tenant shall save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work.

                6.2.5 Abandonment. Not to abandon the Premises during the term.

                6.2.6 Signs. Not to place any signs on the Building or elsewhere on the Premises without Landlord's prior written approval, which shall not be unreasonably withheld or delayed. Such signs shall be maintained in good repair by Tenant and shall conform to applicable requirements of public authorities. In any event, if Landlord or its affiliate has placed signs on the Building or elsewhere on the Premises regarding availability of the Premises or a portion thereof, Tenant shall not place any signs on the Building or elsewhere on the Premises regarding availability of the Premises.

                6.2.7 Parking and Storage. Not to permit any storage of materials outside of the Building except for a shed for storage of employee bicycles; to use reasonable diligence to prevent Tenant's employees from using any street abutting the Premises for parking; and, not to permit the use of the Premises for either temporary or permanent storage of trucks, or for any use for which heavy trucking to or from the site would be customary, except that deliveries by Tenant's suppliers and shipping of Tenant's products shall be permitted.


                                   ARTICLE 7A

                                    Casualty

        7A.1    Termination. In the event that the Premises shall be destroyed or damaged by fire or casualty, then Landlord shall give Tenant notice within fifteen (15) days after the date of the casualty of Landlord's reasonable estimate of the time for completion of restoration, and if Landlord's estimate is greater than one hundred eighty (180) days from the date of the casualty, then this Lease may be terminated at the election of Landlord or Tenant, which election shall be made by the giving of notice to the other party within ten
(10) days after the date of receipt by Tenant of Landlord's estimate.

        7A.2    Restoration. If Landlord or Tenant does not elect to so
terminate, this Lease shall continue in force and a just proportion of the rent reserved, according to the nature and extent of the damages sustained by the Premises, but not in excess of the net proceeds of insurance recovered by Landlord under the rent form No. 1 endorsement of the fire insurance carried by Landlord pursuant to subsection 5.1.2.2, shall be suspended or abated until the Premises (including any Tenant improvements that Landlord has not designated for removal upon expiration of the term), or what may remain thereof, shall be put by Landlord in substantially their condition at the time of such damage or destruction, which Landlord covenants to do with reasonable diligence to the extent permitted by the net proceeds of insurance recovered for such destruction or damage and subject to zoning and building laws or ordinances then in existence. "Net proceeds of insurance recovered" refers to the, gross amount of such insurance less the reasonable expenses of Landlord incurred in connection with the collection of the same, including without limitation, fees and expenses for legal and appraisal services. In the event the net proceeds recovered are inadequate to restore the Premises to the aforesaid condition, Tenant may, but shall not be obligated to, contribute the necessary amount in excess of such proceeds, or Tenant may terminate this Lease unless Landlord agrees to expend such necessary amount. If Landlord shall not have restored the Premises within one hundred eighty (180) days of the casualty (or such longer period estimated by Landlord pursuant to Section 7A.1), Tenant shall have the right to terminate this Lease by giving notice of such termination to Landlord, effective at the expiration of fifteen (15) days from the giving of such notice; provided, however, that such termination shall be rendered ineffective if, prior to expiration of said fifteen (15) day period, Landlord shall have completed such restoration.

                                   ARTICLE 7B

                                  CONDEMNATION

        7B.1    Termination. In the event of a taking by condemnation or by the exercise of the power of eminent domain by a public or quasi-public authority or entity, whether or not there is a taking of title, or conveyance in lieu thereof (all hereinafter referred to as "Taking") of the entire Building, or of the entire Premises, or of the entire parking area serving the Building, this Lease shall terminate as of the earlier of the vesting of title in the Taking authority or entity or of the taking possession by such authority or entity so as to deprive Tenant of the use thereof without the necessity for any further act or notice by either party hereto.

        In the event any one of the following occurs: (i) a portion of the Premises is the subject of a Taking such that, even after restoration, undue hardship or substantial interference would be caused in the conduct of Tenant's business operations in the Premises, or (ii) Tenant's access to the Building or Premises is denied or interfered with substantially and alternative access can not be provided , Tenant shall have the right to terminate this Lease upon notice to Landlord given within thirty (30) days of the Taking -- whether or not title is divested by such Taking -- specifying the effective date of such termination, which date shall not be more than fifteen (15) days after the date of such notice.

        In the event only a portion of the parking area serving the Building is the subject of a Taking, and such Taking reduces the ratio of parking spaces to rentable square feet in the Demised Premises below 3.5:1,000, then Tenant shall have the right to terminate the Lease on notice to Landlord given within fifteen
(15) days after the earlier of the vesting of title to such portion in the Taking authority or entity or the taking of possession of that portion by such authority or entity so as to deprive Tenant of the use thereof. Notwithstanding the foregoing, however, Landlord may suspend the effectiveness of such notice by giving its own notice to Tenant within ten (10) days of receipt of Tenant's termination notice that Landlord shall provide substitute parking spaces equal to the number taken within 1000 feet of the Building within sixty
(60) days of the earlier of the vesting of title to or the taking of possession of those parking spaces and which substitute spaces shall restore the ratio of parking spaces to rentable square feet of Demised Premises to 3.5:1,000. In the event Landlord restores such ratio within the sixty (60) days, Tenant's notice of termination shall be nullified and of no force and effect. If Landlord fails to restore the ratio within such sixty (60) day period this Lease shall be terminated at the expiration of such sixty (60) day period. In the event the Landlord does not notify Tenant within the time herein set forth of its intent to restore said ratio, Tenant's notice of termination to Landlord shall remain in full force and effect.

        7B.2    Restoration. In the event this Lease is not terminated as a result of a Taking: (i0 the Annual Rent payable hereunder shall abate from the earlier of the date of vesting of title in the Taking authority or entity or the date of taking of possession by such authority or entity whether or not there is divestiture of title; such abatement in Annual Rent shall be in proportion to the amount of the Premises subject to a Taking and shall be permanent in the case of divestiture of title; there shall be no abatement for taking of parking spaces; (ii) Landlord shall commence the work of repairing and restoring the Building to a complete architectural unit and the work of restoring the remainder of the Premises as nearly as possible to their condition existing immediately prior to the Taking to the extent permitted by the net proceeds of damages awarded for such taking and subject to zoning and building laws or ordinances then in existence and to restore Tenant's access to the Building and Premises or provide alternative access thereto within one hundred twenty (120) days of taking of possession by the Taking authority or entity and shall complete such work within one hundred eighty (180) days ("Work Date") of the effective date of such possession. In the event Landlord fails to complete the work of repair and restoration within the time herein provided, Tenant shall have the right to terminate this Lease by notice given to Landlord within fifteen (15) days of the Work Date effective fifteen (15) days from the giving of such notice; provided, however, that such termination shall be rendered ineffective if, prior to expiration of said fifteen (15) day period following the giving of such notice, Landlord shall have completed such restoration.

        7B.3    Refund and Award. In the event of a Taking: (i) Tenant shall, within ten (10) days of the effective date of the termination of this Lease or of the effective date of abatement of Annual Rent receive a refund from Landlord of the appropriate Annual Rent amount paid by Tenant for any period subsequent to the effective date of termination or abatement and (ii) Tenant shall be entitled to any awards specifically made to Tenant for moving expenses, and trade fixtures and equipment, provided Landlord's award is not reduced or otherwise adversely affected thereby. Landlord hereby expressly permits Tenant to make a claim for such amount in any appropriate proceeding.

        7B.4    Divestiture. Landlord and Tenant may exercise any rights of termination herein granted even though their respective right, title or interest may have been taken or divested.

                                    ARTICLE 8

                                    Defaults

        8.1 Events of Default. (a) If Tenant shall default in the performance of any of its obligations to pay the Fixed Rent or Additional Rent hereunder and if such default shall continue for ten (10) days after written notice from Landlord designating such default or if within thirty (30) days after written notice from Landlord to Tenant specifying any other default or defaults Tenant has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion, or (b) if any assignment shall be made by Tenant or any guarantor of Tenant for the benefit of creditors, or (c) if Tenant's leasehold interest shall be taken on execution, or (d) if a lien or other involuntary encumbrance is filed against Tenant's leasehold interest or Tenant's other property, including said leasehold interest, and is not discharged within ten (10) days thereafter, or (e) if a petition is filed by Tenant or any guarantor of Tenant for liquidation, or for reorganization or an arrangement under any provision of any bankruptcy law or code as then in force and effect, or (f) if an involuntary petition under any of the provisions of any bankruptcy law or code is filed against Tenant or any guarantor of Tenant and such involuntary petition is not dismissed within sixty (60) thereafter, then, and in any of such cases, Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter without demand or notice and with or without process of law (forcibly, if necessary) enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid this Lease shall terminate, Tenant hereby waiving all statutory rights to the Premises (including without limitation rights of redemption, if any, to the extent such rights may be lawfully waived) and Landlord, without notice to Tenant, may store Tenant's effects, and those of any person claiming through or under Tenant, at the expense and risk of Tenant, and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

        8.2 Remedies. In the event that this Lease is terminated under any of the provisions contained in Section 8.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the term over the rental value of the Premises for said residue of the term. In calculating the rent reserved there shall be included, in addition to the Fixed Rent and Additional Rent, the value of all other considerations agreed to be paid or performed by Tenant for said residue. Tenant further covenants as additional and cumulative obligations after any such termination, to pay punctually to Landlord all the sums and to perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the next preceding sentence Tenant shall be credited with any amount paid to Landlord as compensation as in this
Section 8.2 provided and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's actual and reasonable expense in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid. Landlord shall use reasonable efforts to mitigate damages.

        In lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this
Section 8.2, Landlord may by written notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in Section 8.1 or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Fixed Rent and Additional Rent accrued in the twelve
(12) months ended next prior to such termination plus the amount of rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 8.2 up to the time of payment of such liquidated damages. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

        8.3 Remedies Cumulative. Any and all rights and remedies which Landlord may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

        8.4 Landlord's Right to Cure Default. Landlord may, but shall not be obligated to, cure, at any time, without notice, any default by Tenant under this Lease; and whenever Landlord so elects, all costs and expenses incurred by Landlord, including reasonable attorneys, fees, in curing a default shall be paid, as Additional Rent, by Tenant to Landlord on demand, together with lawful interest thereon from the date of payment by Landlord to the date of payment by Tenant.

        8.5 Effect of Waivers of Default. Any consent or permission by Landlord or Tenant to any act or omission which otherwise would be a breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

        8.6 No Waiver, etc. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

        8.7 No Accord and Satisfaction. No acceptance by Landlord of a lesser sum than the Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.


                                    ARTICLE 9

                           Rights of Mortgage Holders


        9.1 Rights of Mortgage Holders. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances, and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Until the holder of a mortgage shall enter and take possession of the Premises for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. No such holder of a mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord, subject to and with the benefit of the provisions of Section 10.4, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the equity of the Premises.

        The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a holder of a mortgage (particularly, without limitation thereby, the covenants and agreements contained in this Section 9.1) constitute a continuing offer to any person, corporation or other entity, which by accepting a mortgage subject to this Lease, assumes the obligations herein set forth with respect to such holder; such holder is hereby constituted a party of this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such holder shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may be necessary to implement the provisions of this Section 9.1, provided that such agreement shall not increase Tenant's obligations under the Lease, change any of the business terms or derogate from or limit any of Tenant's rights under the Lease.

        9.2 Lease Superior or Subordinate to Mortgages. It is agreed that the rights and interest of Tenant under this Lease shall be (i) subject or subordinate to any present or future mortgage or mortgages and to any and all advances to be made thereunder, and to the interest of the holder thereof in the Premises or any property of which the Premises are a part if Landlord shall elect by notice to Tenant to subject or subordinate the rights and interest of Tenant under this Lease to such mortgage or (ii) prior to any present or future mortgage or mortgages, if Landlord shall elect, by notice to Tenant, to give the rights and interest of Tenant under this Lease priority to such mortgage; in the event of either of such elections and upon notification by Landlord to that effect, the rights and interest of Tenant under this Lease should be deemed to be subordinate to, or have priority over, as the case may be, said mortgage or mortgages, irrespective of the time of execution or time of recording of any such mortgage or mortgages (provided that, in the case of subordination of this Lease to any future mortgages, the holder thereof agrees not to disturb the possession of Tenant and to observe the Landlord obligations under the Lease should it succeed to the interest of Landlord, so long as Tenant is not in default hereunder beyond any applicable grace period). Tenant agrees it will, upon request of Landlord, execute, acknowledge and deliver any and all instruments deemed by Landlord necessary or desirable to give effect to or notice of such subordination or priority, provided that any such instrument shall not increase Tenant's obligations under the Lease, change any of the business terms or derogate from or limit any of Tenant's rights under the Lease. Subject to the provisions of Sections 9.1 and 9.2, any mortgage to which this Lease shall be subordinated may contain such terms, provisions and conditions as the holder deems usual or customary.

        Landlord agrees to obtain from each holder of a present mortgage, if any, an agreement that the possession of Tenant will not be disturbed so long as Tenant is not in default hereunder beyond any applicable grace period.


                                   ARTICLE 10

                            Miscellaneous Provisions


        10.1 Notices from One Party to the Other. All notices required or permitted hereunder shall be in writing and addressed, if to the Tenant, at the Original Notice Address of the Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the Original Notice Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall be deemed duly given when mailed to such address postage prepaid, by registered or certified mail, return receipt requested, or when delivered to such address by hand.

        10.2 Quiet Enjoyment. Landlord agrees that upon Tenant's paying the rent and performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the term hereof without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease; provided, however, Landlord reserves the right, without the same constituting a breach of Landlord's covenant of quiet enjoyment, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Premises as Landlord may deem necessary, provided further, however, that Landlord give Tenant seven (7) days, prior notice and that there be no unreasonable interference with Tenant's use of the Premises.

        10.3 Lease not to be Recorded. Tenant agrees that it will not record this Lease. Both parties shall, upon the request of either, execute and deliver a notice or short form of this Lease in such form, if any, as may be permitted by applicable statute.

        10.4 Limitation of Landlord's Liability. The term "Landlord" as used in this Lease, so far as covenants or obligations to be performed by Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Premises, and in the event of any transfer or transfers of title to said property, the Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability as respects the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord, shall, subject as aforesaid, be binding on the Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership of said leasehold interest or fee, as the case may be. Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Premises and in the rents, issues and profits thereof, and Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord (which term shall include, without limitation, any general or limited partner, trustees, beneficiaries, officers, directors, or stockholders of Landlord) ever be personally liable for any such liability.

        10.5 Acts of God. In any case where either party hereto is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time", and such time shall be deemed to be extended by the period of such delay. The application of this Section 10.5 shall be limited to thirty (30) days with respect to subsection 4.2.6 and to ninety (90) days with respect to Sections 7A and 7B.

        10.6 Landlord's Default. Landlord shall not be deemed to be in default in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of thirty
(30) days or such additional time as is reasonably required to correct any such default after written notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Landlord shall not be liable in any event for incidental or consequential damages to Tenant by reason of Landlord default, whether or not notice is given. Tenant shall have no right to terminate this Lease for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any rent due hereunder.

        Tenant may, but shall not be obligated to, cure, after reasonable notice, any default by Landlord under this Lease that is detrimental to Tenant's business not to have cured, and whenever Tenant so elects, all costs and expenses incurred by Tenant incurring a default shall be paid by Landlord to Tenant on demand, together with lawful interest thereon from the date of payment by Tenant to the date of payment by Landlord, provided, however, that Tenant shall indemnify Landlord against any damage to the Premises resulting from Tenant's effecting such cure.

        10.7 Brokerage. Tenant warrants and represents that it has dealt with no broker in connection with the consummation of this

Lease other than Cushman & Wakefield of Massachusetts, Inc., and in the event of any brokerage claims against Landlord predicated upon prior dealings with Tenant, other than by Cushman & Wakefield of Massachusetts, Inc., Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim.

        10.8 Landlord's Warranties. Landlord warrants and represents that:

        (a)     Landlord is the fee simple owner of the Premises;

        (b) As of the Date of this Lease, there are no liens, restrictions or encumbrances affecting the Premises which materially adversely affect Tenant's use and occupancy of the Premises for the purposes leased;

        (c) Landlord is not aware of any violations issued by any governmental entity outstanding against the Building or the Premises and to the best of its knowledge the Premises are in compliance with law;

        (d) Access to the property is by public roadways, and occupants of the Building have access to the Building over the existing roads, paths, walks, and drives on the property owned by Landlord or by virtue of non-terminable easements appurtenant benefiting the property; and

        (e) All utility lines and appurtenances necessary to the maintenance and operation of the property are located in public ways with appropriate consents, easements, and authorizations from the authorities, agencies, and bodies having jurisdiction having been obtained and not subject to termination; or, if such lines and appurtenances are in privately owned property, Landlord has obtained or has the benefit of easements, licenses, or other legal grants therefor which are non-terminable and appurtenant for the benefit of the property.

        (f)     The premises is served by the municipal water system.



        10.9 Applicable Law and Construction. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and, if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease. Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant the obligations imposed by this Lease upon Tenant shall be joint and several.

        WITNESS the execution hereof under seal on the day and year first above written.

                                    Landlord:

                                    495 LITTLETON ASSOCIATES

                                    BY:  /s/ RODGER P. NORBLOM
                                        ----------------------------------------
                                        Rodger P. Norblom
                                        General Partner

                                    Tenant:

                                    XYPLEX, INC.


                                    BY /s/ [SIG]
                                      ------------------------------------------
                                      Its Vice President Manufaturing

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES


      A certain parcel of land in Littleton, Massachusetts shown as Lot B on that plan entitled "Plan of Land in Littleton, Mass." dated May 15, 1981, revised July 2, 1981, prepared by Dana F. Perkins & Associates, Inc., recorded in Book 14499, Page 318 with the Middlesex County South District Registry of Deeds, bounded and described as follows:



NORTHWESTERLY and
NORTHEASTERLY                by the sideline of land now or formerly of the
                             Commonwealth of Massachusetts, being the Route 495
                             Exit Ramp and Route 2, 1438.84 feet; and



SOUTHEASTERLY,
NORTHEASTERLY,
SOUTHEASTERLY and
NORTHEASTERLY                by land now or formerly of Octave and Evelyn
                             Cutreau, 341.51 feet; and

SOUTHEASTERLY                by Foster Street, 1095.07 feet; and

SOUTHWESTERLY                by Lot A as shown on said plan, 939.63 feet.


Being 19.54 acres, more or less, as shown on said plan.

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT is made as of this 22nd day of February 1993 by and among CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation having its principal office and place of business at 900 Cottage Grove Road, Bloomfield, Connecticut 06002 ("Lender"), 495 Littleton Associates a MA Limited Partnership, whose address is c/o Nordblom Company ("Landlord"), and Xyplex, Inc., a Mass, 31 Third Ave., Burlington, MA 01803 Corporation with offices at 330 Codman Hill Rd., Boxborough, MA 01719 ("Tenant").


                                   WITNESSETH:

     WHEREAS, Tenant has entered into a certain lease (the "Lease") dated February 22, 1993 with Landlord covering premises (the "Premises") within a certain building known as 295 Foster Street located in the City of Littleton, Middlesex County, Massachusetts, on the real property more particularly described in Exhibit "A" attached hereto and incorporated herein; and

     WHEREAS, Lender has agreed to make $___________ loan (the "Loan") to Landlord to be evidenced by the promissory note issued by Landlord to Lender (the "Note") and to be secured by a Mortgage [and Security Agreement] (the "Mortgage") and by an Assignment of [Rents and Leases] (the
"Assignment")encumbering, inter alia, the Premises; and

     WHEREAS, it is to the mutual benefit of the parties hereto that Lender make such loan to Landlord; and

     WHEREAS, it is a condition precedent to obtaining the Loan that the Mortgage be a lien or charge upon the Premises unconditionally prior and superior to the Lease and the leasehold interest of Tenant thereunder; and

     WHEREAS, Tenant acknowledges that the Mortgage, when recorded, will constitute a lien or charge upon the Premises which is unconditionally prior and superior to the Lease and the leasehold interest of Tenant thereunder; and

     WHEREAS, Lender has been requested by Tenant and by Landlord to enter into a non-disturbance agreement with Tenant;

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

     1. The Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of Tenant thereunder in and to the Premises are and shall be subject and subordinate to the Mortgage and to all of the terms and conditions contained therein, and to any renewals, modifications, replacements, consolidations and extensions thereof.

     2. Lender consents to the Lease and, in the event Lender comes into possession of or acquires title to the Premises as a result of the foreclosure or other enforcement of Mortgage or the Note or as a result of any other means, Lender agrees that, so long as Tenant is not then in default under the Lease beyond any cure period allowed in the Lease and so long as Tenant is then in possession of the Premises. Lender will recognize Tenant and will not disturb Tenant in its possession of the Premises for any reason other than one which would entitle Landlord to terminate the Lease under its terms or would cause, without any further action by Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Premises and Lender shall be bound to Tenant under all of the terms, covenants and provisions of the Lease for the remainder of the term thereof, except as provided in Section 4 below.

     3. Tenant agrees with Lender that if the interests of Landlord in the Premises shall be transferred to and owned by Lender by reason of foreclosure or other proceedings brought by it, or any other manner, or shall be conveyed thereafter by Lender or shall be conveyed pursuant to a foreclosure sale of the Premises, Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Lender were the landlord under the Lease, and Tenant does hereby attorn to Lender as its landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Lender succeeding to the interest of Landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Lender within twenty (20) days after Lender receives title to the Premises, to execute an instrument in confirmation of the foregoing provisions, satisfactory to Lender, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

     4. Tenant agrees with Lender that if Lender shall succeed to the interest of Landlord under the Lease, Lender shall not be (a) liable for any action or omission of any prior landlord under the Lease, or (b) subject to any offsets or defenses which Tenant might have against any prior landlord, or (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord, or (d) bound by any security deposit which Tenant may have paid to any prior landlord, unless such deposit is in an escrow fund available to Lender, or (e) bound by any amendment or modification of the Lease made without Lender's written consent which shall not be unreasonably withheld or delayed or (f) bound by any provision in the Lease which obligates the landlord to erect or complete any building or to perform any construction work or to make any improvements to the Premises or to expand or rehabilitate any existing improvements, or (g) bound by any notice of termination given by Landlord to Tenant without Lender's written consent thereto, or (h) personally liable under the Lease and Lender's liability under the Lease shall be limited to the ownership interest of Lender in the Premises. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender's written consent.

     5. In the event that Landlord shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to Lender and Lender shall have the right
(but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease, including, without limitation, any action in order to terminate, rescind or void the Lease or to withhold any rental thereunder, for a period of 10 days after receipt of such written notice by Lender with respect to any such default capable of being cured by the payment of money and for a period of 30 days after receipt of such written notice by Lender with respect to any other such default (provided, that in the case of any default which cannot be cured by the payment of money and cannot with diligence be cured within such 30-day period because of the nature of such default or because Lender requires time to obtain possession of the Premises in order to cure the default, if Lender shall proceed promptly to attempt to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity.)

     6. Landlord has agreed in the Mortgage and in the Assignment that the rentals payable under the Lease shall be paid directly by Tenant to Lender upon the occurrence of a default by Landlord under the Mortgage. Accordingly, after notice is given by Lender to Tenant that the rentals under the Lease should be paid to Lender, Tenant shall pay to Lender,or in accordance with the directions of Lender, all rentals and other moneys due and to become due to Landlord under the Lease, or amounts equal thereto. tenant shall have no responsibility to ascertain whether such demand by Lender is permitted under the Mortgage or the Assignment. Landlord hereby waives any right, claim or demand it may now or hereafter have against Tenant by reason of such payment to Lender, and any such payment to Lender shall discharge the obligations of Tenant to make such payment to Landlord.

     7. Tenant declares, agrees and acknowledges that:

          a. Lender, in making disbursements pursuant to any agreement relating to the Loan, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds other than those provided for in such agreement shall not defeat the subordination herein made in whole or in part; and

          b. it intentionally and unconditionally waives, relinquishes and subordinates the Lease and its leasehold interest thereunder in favor of the lien or charge upon said land of the Mortgage, and that in consideration of this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender to Landlord and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into by Landlord and Lender which would not be made or entered into but for said reliance upon this waiver.

     8. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. As used herein the term "Tenant" shall include Tenant, its successors and assigns; the words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure; and the word "Lender" shall include the Lender herein specifically named and any of its successors, participants and assigns, including anyone who shall have succeeded to Landlord's interest in the Premises by, through or under foreclosure of the Mortgage.

     9. All notices, consents and other communications pursuant to the provisions of this Agreement shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable commercial overnight carrier that provides a receipt, such as Federal Express or Airborne, and shall be deemed given when postmarked and addressed as follows:

If to Lender:                           CIGNA Investments, Inc.
                                        c/o CIGNA Investment Group
                                        900 Cottage Grove Road
                                        Bloomfield, Connecticut 06002
                                        Attn: Real Estate Investment Services

with a copy to:                         CIGNA Corporation
                                        900 Cottage Grove Road
                                        Bloomfield, Connecticut 06002
                                        Attn: Investment Law Department

If to Tenant:                           XYPLEX, INC.
                                        330 Codman Hill Rd.
                                        Boxborough, MA 01719
                                        Attn: R.F. Hoefer, V.P. Mfg.
to Landlord:                            495 LITTLETON ASSOCIATES
                                        c/o Norblom Company
                                        31 Third Ave.
                                        Burlington, MA 01803

or to such other address as shall from time to time have been designated by written notice by such party to the other parties as herein provided.

        10. This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and the leasehold interest of Tenant thereunder to the lien or charge of the Mortgage in favor of Lender, and shall supersede and control any prior agreements as to such, or any, subordination, including, but not limited to, those provisions, if any, contained in the Lease, which provide for the subordination of the Lease and the leasehold interest of Tenant thereunder to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed, and shall not be modified or amended and no provision herein shall be waived except in writing signed by the party against whom enforcement of any such modification or amendment is sought.

        The use of the neuter gender in this Amendment shall be deemed to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires. In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts.

        11. Subject to the terms of this Agreement, Tenant's possession of the Premises and Tenant's rights thereto shall not be disturbed, affected or impaired by, nor will the Lease or the term thereof be terminated or otherwise be affected by, any suit, action or proceeding upon the Mortgage or the enforcement of any rights under the Mortgage or any other document(s) held by the Lender, or by the judicial sale or execution on or other sale of the Property or by any deed given in lieu of foreclosure, or by the exercise of any other rights given to the Lender by any other document(s) or as a matter or law, or by any default under the Mortgage, note or any other obligation(s) secured thereby.

        12. All property owned by Tenant located or installed in or on the Premises, regardless of the manner or mode of attachment, shall be and remain the property of Tenant and may be removed by Tenant at any time, provided Tenant shall repair, at its own expense, all damage caused by such removal. In no event, including a default under the Lease or Mortgage, shall Lender have any lien on or right or claim to any of Tenant's property expressly waives all right of levy, distraint or execution with respect to such property.

        13. Tenant shall not be named or joined as a party defendant in any suit, action or proceeding for the foreclosure of the Mortgage or to enforce any rights under the Mortgage or note or other obligation(s) secured thereby, except as required by law under the Soldiers and Sailors Civil Relief Act.

        IN WITNESS WHEREOF the parties hereto have placed their hands and seals the day and year first above written.

Signed and acknowledged in the
presence of us.                         TENANT:  XYPLEX, INC.

                                        ----------------------------------------

/s/  VICTORIA A. BARAIOLO
-----------------------------------     By:  /s/  ROBERT F. HOEFER
Typed Name:  Victoria A. Baraiolo          -------------------------------------
                                           Typed Name:  Robert F. Hoefer
                                           Title:  Vice President, Manufacturing

/s/  DENISE A. WELCH
-----------------------------------     Attest:
Typed Name:  Denise A. Welch                   ---------------------------------


                                        LANDLORD:  495 LITTLETON ASSOCIATES

                                        ----------------------------------------

                                        By:  /s/  RODGER P. NORDBLOM
-----------------------------------        -------------------------------------
Typed Name:                                Typed Name:  RODGER P. NORDBLOM
                                           Title:  GENERAL PARTNER

/s/  STEPHEN E. LOGAN
-----------------------------------     Attest:  /s/  STEPHEN E. LOGAN
Typed Name:                                    ---------------------------------



                                        LENDER:

                                        CONNECTICUT GENERAL LIFE INSURANCE
                                        COMPANY

                                        By CIGNA Investments, Inc.

/s/  [illegible]
-----------------------------------     By:  /s/  FRANK SATALINE
Typed Name:                                -------------------------------------
                                           Typed Name:  Frank Sataline
                                           Title:  Vice President

/s/  [illegible]
-----------------------------------     Attest:  /s/  CAREY A. WHITE
Typed Name                                     ---------------------------------

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES


        A certain parcel of land In Littleton, Massachusetts shown as Lot B on that plan entitled "Plan of Land in Littleton, Mass." dated May 15, 1981, revised July 2, 1981, prepared by Dana F. Perkins & Associates, Inc., recorded in Book 14499, Page 318 with the Middlesex county South District Registry of Deeds, bounded and described as follows:


NORTHWESTERLY and
NORTHEASTERLY                by the sideline of land now or formerly of the
                             Commonwealth of Massachusetts, being the Route 495
                             Exit Ramp and Route 2, 1438.84 feet; and


SOUTHEASTERLY,
NORTHEASTERLY,
SOUTHEASTERLY and
NORTHEASTERLY                by land now or formerly of Octave and Evelyn
                             Cutreau, 341.51 feet; and

SOUTHEASTERLY                by Foster Street, 1095.07 feet; and

SOUTHWESTERLY                by Lot A as shown on said plan, 939.63 feet.


Being 19.54 acres, more or less, as shown on said plan.

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF MIDDLESEX

        On this 22nd day of February, 1993 before me personally came RODGER P. NORDBLOM, General Partner who did say that he executed the foregoing instrument as his free act and deed and as the free act and deed of 495 Littleton Associates.

MY COMMISSION EXPIRES: August 14, 1993       /s/ RINIA MARIA BECK
                                             ----------------------------------
                                             NOTARY PUBLIC




COMMONWEALTH OF MASSACHUSETTS
COUNTY OF MIDDLESEX

        On this 22nd day of February, 1993 before me came ROBERT F. HOEFER known to me to be the VICE PRESIDENT MANUFACTURING of XYPLEX, INC., who did say that he executed the foregoing instrument as his free act and deed and as the free act and deed of said corporation.

MY COMMISSION EXPIRES: August 12, 1999         /s/  SARAHI DELGADO
                                             ----------------------------------
                                             NOTARY PUBLIC



STATE OF CONNECTICUT
COUNTY OF

        On this 23rd day of February, 1993 before me came FRANK SATALINE known to me to be the VICE PRESIDENT of CONNECTICUT GENERAL LIFE INSURANCE COMPANY who did say that (s)he executed the foregoing instrument as his/her free act and deed and as the free act and deed of said corporation.

MY COMMISSION EXPIRES:  March 31, 1997         /s/  MARY BETH SEALA
                                             ---------------------------------
                                             NOTARY PUBLIC

XYPLEX

March 1, 1993

495 Littleton Associates
c/o Nordblom Company
31 Third Avenue
Burlington, Massachusetts 01803


Re: First Amendment to Lease for 295 Foster Street, Littleton, Massachusetts between 495 Littleton Associates, Landlord and Xyplex, Inc., Tenant


Dear Mr. Nordblom:

Given the week's delay in having the above captioned lease signed by 495 Littleton Associates as Landlord for reasons associated with Landlord's mortgagee and current tenant of the premises, and pursuant to a verbal agreement to change the date of the lease so that the sixty (60) day period from lease date to lease commencement would take this additional time into account please sign both copies of this letter in the appropriate place to amend the lease so that the lease date shown on page one will change from February 22, 1993 to March 2, 1993. Please return a fully executed copy to me for Xyplex's files.


Xyplex, Inc.

By /s/ ROBERT F. HOEFER
  --------------------------------------
        Robert F. Hoefer
        Vice President Manufacturing

The foregoing amendment is hereby agreed to this 8 day of March 1, 1993.

495 Littleton Associates

By /s/ [SIG]
  ---------------------------------------
        Hereunto Duly Authorized

                                             [NORDBLOM
                                             MANAGEMENT
                                             COMPANY,INC.  REAL ESTATE LOGO]

July 7, 1993

Ms. Vicki Baraiolo
Facilities Manager
Xyplex, Inc.
330 Codman Hill Road
Boxborough, MA 01719-1708

Re: Lease between 495 Littleton Associates and Xyplex, Inc. dated February 22, 1993.

Dear Vicki:

This letter will confirm that 495 Littleton Associates and XypleX, Inc. wish to amend the referenced lease by increasing the Phase One Space by 1,800 square feet to 54,023 square feet. This additional square footage will be used as storage space and will be leased at the rental rate of $4.50 per square foot. This agreement will commence August 1, 1993 and will be in effect until the Phase Two Commencement Date.

As a result of this change Tenant's Percentage as defined in the lease is now 53.47%.

Please acknowledge Xyplex Inc.'s acceptance of this agreement by having this letter signed on the line provided and returning one original to my attention.


Sincerely,

/s/ STEPHEN LOGAN
--------------------------------
Stephen Logan
Project Manager


LANDLORD:                                  TENANT:


495 Littleton Associates                   Xyplex Inc.

By: [SIG]                                  By: [SIG]
   -----------------------------           -------------------------------------
   As trustee but not individually.        Its:

                            THIRD AMENDMENT TO LEASE

                                     BETWEEN

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                       AND

                                   XYPLEX,INC.

        This Third Amendment to Lease executed this 29th day of June, 1995 between Connecticut General Life Insurance Company ("Landlord") and Xyplex, Inc. ("Tenant").

                                   WITNESSETH

        WHEREAS, 495 Littleton Associates (the "Original Landlord") and Tenant executed a Net Lease dated February 22, 1993 (which Net Lease was amended to change the date of the Lease to March 2, 1993 by First Amendment to Lease dated March 1, 1993 between Original Landlord and Tenant) (as so amended and as amended by the Second Amendment (as defined below), the "Lease") for the Building located at 295 Foster Street in Littleton, Massachusetts (the "Building");

        WHEREAS, Landlord succeeded to the interest of Original Landlord under the Lease;

        WHEREAS, in accordance with the provisions of the Lease, Tenant occupied 52,223 square feet of Rentable Floor Area in the Building, as more particularly described in the Lease (the "Phase One Space"), on the Commencement Date of the Lease;

        WHEREAS, in accordance with the provisions of the Lease, the Tenant intended to occupy the remainder of the Building containing 48,808 square feet of Rentable Floor Area, as more particularly described in the Lease (the "Phase Two Space"), on or before October 1, 1995;

        WHEREAS, by letter agreement dated July 7, 1993 between Original Landlord and Tenant (the "Second Amendment"), Tenant occupied an additional 1,800 square feet of Rentable Floor Area and the Phase One Space was increased to include such space;

        WHEREAS, Tenant occupied an additional 1,800 square feet of Rentable Floor Area in the Building on November 1, 1994 and thereupon commenced paying an additional $4.50 for each square foot of Rentable Floor Area added to the Premises (i.e., $8,100);

        WHEREAS, Tenant wishes to occupy an additional 25,154 square feet of Rentable Floor Area in the building on or about April 1, 1995 and an additional 4,558 square feet of Rentable Floor Area in the Building on or about April 17, 1995; and

        WHEREAS, Landlord and Tenant wish to amend the Lease to permit Tenant to occupy such additional space and to otherwise amend the Lease.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Lease.

        2. Notwithstanding the provisions of subsection B of Section 4.1 of the Lease, Tenant was permitted to occupy an additional 1,800 square feet of Rentable Floor Area in the Building as shown on Exhibit A-3 attached hereto (the "First Expansion Space") on November 1, 1994. Effective on November 1, 1994, the Phase One Space shall be deemed to include the First Expansion Space. The Annual Fixed Rent Rate for the period commencing on November 1, 1994 through the Second Expansion Space Commencement Date shall be increased by the product of (x) $4.50 multiplied by (y) 1,800 (i.e., $8,100.00) for a new total of $230,314.30.

        3. Notwithstanding the provisions of subsection B of Section 4.1 of the Lease, Tenant shall be permitted to occupy an additional 25,154 square feet of Rentable Floor Area in the Building as shown on Exhibit A-3 attached hereto (the "Second Expansion Space") on or about April 1, 1995. The Phase One Space shall be deemed to include the Second Expansion Space upon the earlier of substantial completion of the Second Expansion Space or occupancy of the Second Expansion Space by Tenant for purposes of its business (the "Second Expansion Space Commencement Date"). The Annual Fixed Rent Rate for the period commencing on the Second Expansion Space Commencement Date through the Third Expansion Space Commencement Date shall be increased by the product of (x) $4.50 multiplied by
(y) 25,154 (i.e., $113,193.00) for a new total of $343,507.30.

        4. Notwithstanding the provisions of subsection B of Section 4.1 of the Lease, Tenant shall be permitted to occupy an additional 4,558 square feet of Rentable Floor Area in the Building as shown on Exhibit A-3 attached hereto (the "Third Expansion Space") on or about April 17, 1995. The Phase One Space shall be deemed to include the Third Expansion Space upon the earlier of substantial completion of the Third Expansion Space or occupancy of the Third Expansion Space by Tenant for purposes of its business (the "Third Expansion Space Commencement Date"). The Annual Fixed Rent Rate for the period commencing on the Third Expansion Space Commencement Date through the Phase Two Commencement Date shall be increased by the product of (x) $4.50 multiplied by (y) 4,558 (i.e., $20,511.00) for a new total of $364,018.30.

        5. Nothing stated herein shall affect the provisions of the Lease relating to the Phase Two Space, including the provisions of Section 4.1 of the Lease.

        6. In that as of November 1, 1994 Tenant was entitled to occupy 55,823 square feet of Rentable Floor Area in the Building effective on November 1, 1994, Tenant's Percentage shall be deemed to be, in no event, less than 55.25%. In that Tenant shall be entitled to occupancy of 80,977 square feet of Rentable Floor Area in the Building as of the Second Expansion Commencement Date, effective on the Second Expansion Space Commencement Date Tenant's Percentage shall be deemed to be, in no event, less than 80.02%. In that Tenant shall be entitled to occupancy of 85,535 square feet of Rentable Floor Area in the Building as of the Third Expansion Space Commencement Date, effective on the Third Expansion Space Commencement Date Tenant's Percentage shall be deemed to be, in no event, less than 84.66 %.

        7. Tenant acknowledges that it has had an opportunity to inspect the First Expansion Space, the Second Expansion Space and the Third Expansion Space (collectively, the "Expansion Space"). The First Expansion Space was delivered and the Second Expansion Space and the Third Expansion Space shall be delivered to Tenant As Is, Where Is, with all faults and without representation, warranty or guaranty of any kind by Landlord to Tenant, but subject to Landlord's obligations as provided in subparagraph (a) of the third grammatical paragraph of subsection 4.2.4 of the Lease with respect to latent defects (but not latent defects arising out of or in connection with improvements undertaken by Tenant). Any and all improvements to the Expansion Space shall be at the sole cost of Tenant, except as otherwise provided in the Lease, and shall be undertaken in strict conformity with the provisions of the Lease. Except as otherwise specifically provided in this Third Amendment to Lease, all of the terms, covenants and conditions of the Lease shall apply to the Expansion Space.

        8. Notwithstanding the foregoing, Landlord shall (a) remove panels on the windows in the first floor computer room and (b) repair or, if necessary, replace all blinds behind such panels.

        9. As of the Third Expansion Space Commencement Date the Phase Two Space mentioned in Article 1, Section 1. 1 of the Lease consists of 15,496 square feet.

        10. Except as set forth herein, the Lease shall remain unmodified and in full force and effect.

        EXECUTED, as a sealed instrument as of the day and year first written above.

                                      LANDLORD:

                                      CONNECTICUT GENERAL LIFE INSURANCE

                                      COMPANY


                                      By:  CIGNA Investments, Inc.



                                           By: /s/ JAMES H. ROGERS
                                              ----------------------------------
                                              Name:  JAMES H. ROGERS
                                              Title: MANAGING DIRECTOR

                                      TENANT:


                                      XYPLEX, INC.


                                           By: /s/ PETER J. NESBEDA
                                              ----------------------------------
                                              Name: Peter J. Nesbeda
                                              Title: President

                            FOURTH AMENDMENT TO LEASE

                                     BETWEEN

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                       AND

                                  XYPLEX, INC.

        This Fourth Amendment to Lease executed this 19th day of September, 1995 between Connecticut General Life Insurance Company ("Landlord") and Xyplex, Inc. ("Tenant").

                                   WITNESSETH

        WHEREAS, 495 Littleton Associates (the "Original Landlord") and Tenant executed a Net Lease dated February 22, 1993 (which Net Lease was amended to change the date of the Lease to March 2, 1993 by First Amendment to Lease dated March 1, 1993 between Original Landlord and Tenant) (as so amended and as amended by the Second Amendment and the Third Amendment (as defined below), the "Lease") for the Building located at 295 Foster Street in Littleton, Massachusetts (the "Building");

        WHEREAS, Landlord succeeded to the interest of Original Landlord under the Lease;

        WHEREAS in accordance with the provisions of the Lease, Tenant occupied 52,223 square feet of Rentable Floor Area in the Building, as more particularly described in the Lease (the "Phase One Space"), on the Commencement Date of the Lease;

        WHEREAS, in accordance with the provisions of the Lease, the Tenant intended to occupy the remainder of the Building containing 48,808 square feet of Rentable Floor Area, as more particularly described in the Lease (the "Phase Two Space"), on or before October 1, 1995;

        WHEREAS, by letter agreement dated July 7, 1993 between Original Landlord and Tenant (the "Second Amendment"), Tenant occupied an additional 1,800 square feet of Rentable Floor Area and the Phase One Space was increased to include such space;

        WHEREAS, Tenant occupied an additional 1,800 square feet of Rentable Floor Area in the Building on November 1, 1994 and thereupon commenced paying an additional $4.50 for each square foot of Rentable Floor Area added to the Premises (i.e., $8, 100);

        WHEREAS, Tenant occupied an additional 25,154 square feet of Rentable Floor Area in the building on or about April 1, 1995 and an additional 4,558 square feet of Rentable Floor Area in the Building on or about April 17, 1995; and thereupon commenced paying an additional $4.50 for each square foot of Rentable Floor Area added to the Premises and Tenant wishes to occupy an additional 15,496 square feet on October 1, 1995 ("Fourth Expansion Space Commencement Date").

        WHEREAS, Landlord and Tenant wish to amend the Lease to permit Tenant to occupy such additional space and to otherwise amend the Lease.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Lease.

        2. Notwithstanding the provisions of subsection B of Section 4.1 of the Lease, Tenant was permitted to occupy an additional 1,800 square feet of Rentable Floor Area in the Building as shown on Exhibit A-3 attached hereto (the "First Expansion Space") on November 1, 1994. Effective on November 1, 1994, the Phase One Space was deemed to include the First Expansion Space. The Annual Fixed Rent Rate for the period commencing on November 1, 1994 through the Second Expansion Space Commencement Date was increased by the product of (x) $4.50 multiplied by (y) 1,800 (i.e., $8,100.00) for a new total of $230,314.30.

        3. Notwithstanding the provisions of subsection B of Section 4.1 of the Lease, Tenant was permitted to occupy an additional 25,154 square feet of Rentable Floor Area in the Building as shown on Exhibit A-3 attached hereto (the "Second Expansion Space") on or about April 1, 1995 by the Third Amendment to Lease dated June 29, 1995. Effective April 1, 1995 the Phase One Space was deemed to include the Second Expansion Space (the "Second Expansion Space Commencement Date"). The Annual Fixed Rent Rate for the period commencing on the Second Expansion Space Commencement Date through the Third Expansion Space Commencement Date was increased by the product of (x) $4.50 multiplied by (y) 25,154 (i.e., $113,193.00) for a new total of $343,507.30.

        4. Notwithstanding the provisions of subsection B of Section 4.1 of the Lease, Tenant was permitted to occupy an additional 4,558 square feet of Rentable Floor Area in the Building (the "Third Expansion Space") on or about April 17, 1995 by the Third Amendment to Lease. Effective April 17, 1995 the Phase One Space shall be deemed to include the Third Expansion Space (the "Third Expansion Space Commencement Date"). The Annual Fixed Rent Rate for the period commencing on the Third Expansion Space Commencement Date through the Phase Two Commencement Date was increased by the product of (x) $4.50 multiplied by (y) 4,558 (i.e., $20,511.00) for a new total of $364,018.30.

        5. In that as of November 1, 1994 Tenant was entitled to occupy 55,823 square feet of Rentable Floor Area in the Building effective on November 1, 1994, Tenant's Percentage shall be deemed to be, in no event, less than 55.25 %. In that Tenant was entitled to occupancy of 80,977 square feet of Rentable Floor Area in the Building as of the Second Expansion Commencement Date, effective on the Second Expansion Space Commencement Date Tenant's Percentage shall be deemed to be, in no event, less than 80.02%. In that Tenant was entitled to occupancy of 85,535 square feet of Rentable Floor Area in the Building as of the Third Expansion Space Commencement Date, effective on the Third Expansion Space Commencement Date Tenant's Percentage shall be deemed to be, in no event, less than 84.66%. In that Tenant shall be entitled to occupancy of 101,031 square feet of Rentable Floor Area in the Building as of the Fourth Expansion Space Commencement Date, effective on the Fourth Expansion Space Commencement Date Tenant's Percentage shall be deemed to be, in no event, less than 100%.

        6. Tenant acknowledges that it has had an opportunity to inspect the First Expansion Space, the Second Expansion Space and the Third Expansion Space (collectively, the "Expansion Space"). The First Expansion Space the Second Expansion Space and the Third Expansion Space were delivered to Tenant As Is, Where Is, with all faults and without representation, warranty or guaranty of any kind by Landlord to Tenant, but subject to Landlord's obligations as provided in subparagraph (a) of the third grammatical paragraph of subsection
4.2.4 of the Lease with respect to latent defects (but not latent defects arising out of or in connection with improvements undertaken by Tenant). Any and all improvements to the Expansion Space shall be at the sole cost of Tenant, except as otherwise provided in the Lease, and shall be undertaken in strict conformity with the provisions of the Lease. Except as otherwise specifically provided in this Fourth Amendment to Lease, all of the terms, covenants and conditions of the Lease shall apply to the Expansion Space.

        7. Notwithstanding the foregoing, Landlord shall (a) remove panels on the windows in the first floor computer room and (b) replace all blinds behind such panels in the Fourth Expansion Space and return the wall to building standard condition.

        8. As of the Fourth Expansion Space Commencement Date the Phase Two Space mentioned in Article 1, Section 1.1 of the Lease consists of 0 square feet.

        9. Tenant shall pay the additional security deposit of $18,303.01 set forth in Section 1.1 of the Lease dated March 1, 1993.

        10. Landlord shall reimburse Tenant the sum of Four Thousand One Hundred Fifty and 00/100 Dollars ($4,150.00) for the work described in Paragraph 7 hereof in the Third Expansion Space upon Tenant's submission of an invoice therefore.

        11. Except as set forth herein, the Lease shall remain unmodified and in full force and effect.

        EXECUTED, as a sealed instrument as of the day and year first written above.

                                  LANDLORD:

                                  CONNECTICUT GENERAL LIFE INSURANCE

                                  COMPANY


                                  By: CIGNA Investments, Inc.


                                       By: /s/ JAMES H. ROGERS
                                          --------------------------------------
                                          Name:   JAMES H. ROGERS
                                          Title:  MANAGING DIRECTOR


                                   TENANT:

                                   XYPLEX, INC.


                                        By: /s/ PETER J. NESBEDA
                                           -------------------------------------
                                           Name: Peter J. Nesbeda
                                           Title: